THE ADVISORS’ INNER CIRCLE FUND III

Barrow Hanley Total Return Bond Fund (the “Fund”)

Supplement dated November 2, 2022

to the Fund’s Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”), each dated

April 12, 2022, as amended

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Mark Luchsinger, a portfolio manager of the Fund, has announced his plans to retire as an employee of Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s investment adviser. In connection therewith, on or around February 28, 2023 (the “Effective Date”), Mr. Luchsinger will no longer serve as a portfolio manager of the Fund. Accordingly, as of the Effective Date, all references to Mr. Luchsinger are hereby deleted from the Summary Prospectus, Prospectus, and SAI.

Please retain this supplement for future reference.

PBH-SK-006-0100